UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 7, 2006
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (920) 433-4901	39-1775292

1-3016	WISCONSIN PUBLIC SERVICE CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (800) 450-7260	39-0715160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2006, the Board of Directors of WPS Resources granted restricted stock to certain of its executive officers pursuant to the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan which was filed with WPS Resources’ Form 10-Q filed August 4, 2005. The form of WPS Resources 2005 Omnibus Incentive Compensation Plan Restricted Stock Award Agreement is attached as Exhibit 10.1

Also attached, as Exhibit 10.2, is an amended form of WPS Resources NonQualified Stock Option Agreement.

The following table reports options and restricted stock granted to WPS Resources named executive officers on December 7, 2006. In addition, the named executive officers were awarded performance share target levels based on plan terms and provisions used in prior years. The form of WPS Resources Performance Stock Right Agreement was filed with WPS Resources’ Form 8-K filed December 13, 2005.

Named Executive Officer	Title	Stock Options Granted #	Restricted Stock Granted #
Larry L. Weyers	Chairman, President and Chief Executive Officer WPS Resources Corporation	123,913	6,013
Joseph P. O’Leary	Senior Vice President and Chief Financial Officer WPS Resources Corporation	25,826	1,253
Phillip M. Mikulsky	Executive Vice President - Development WPS Resources Corporation	28,761	1,396
Mark A. Radtke	President WPS Energy Service, Inc.	21,196	1,028
Daniel J. Verbanac	Chief Operating Officer WPS Energy Services, Inc.	16,435	797
Thomas P. Meinz	Executive Vice President - Public Affairs Wisconsin Public Service Corporation	12,339	599
Charles A. Schrock	President and Chief Operating Officer - Generation Wisconsin Public Service Corporation	14,348	696
Bernard J. Treml	Senior Vice President - Human Resources Wisconsin Public Service Corporation	11,217	544

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Exhibits. The following exhibit is being filed herewith:

		10.1	Form of WPS Resources 2005 Omnibus Incentive Compensation Plan Restricted Stock Award Agreement

		10.2	Form of WPS Resources NonQualified Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Barth J. Wolf Barth J. Wolf Secretary and Manager - Legal Services

Date: December 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION By: /s/ Barth J. Wolf Barth J. Wolf Secretary and Manager - Legal Services

Date: December 13, 2006

WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated December 7, 2006

Exhibit Number
10.1	Form of WPS Resources 2005 Omnibus Incentive Compensation Plan Restricted Stock Award Agreement

10.2	Form of WPS Resources NonQualified Stock Option Agreement